Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 27 – Subsequent events

On March 12, 2019, the Company’s wholly-owned subsidiary, Paris Sky Limited closed a Share Exchange Agreement for the entire issued share capital of Vision Lane Limited. The acquisition was consummated in consideration for a total of
$12,428,205, satisfied by (1) the allotment of
4,519,347
ordinary shares of the Company to Kwok Man Yee Elvis, at
$1.10
per share and (2) the payment of the remaining balance in cash. Vision Lane is a private company incorporated in the British Virgin Islands, and engages in property investment and money lending services in Hong Kong.